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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) July 20, 1999
                                                 -------------


                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           33-80775-01                                76-0394710
-----------------------------------     ----------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)



   233 Lake Avenue, Racine, Wisconsin                                   53403
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.   Other Events.

     On July 20, 1999, Case Capital Corporation announced its unaudited financial results for the quarter ended June 30, 1999. This announcement is filed as an exhibit hereto and is hereby incorporated by reference. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary Case Credit Corporation and their subsidiaries and joint ventures (collectively, "Case Capital").

     The following tables summarize the earnings and financial position of Case Capital and consolidated subsidiaries as of June 30, 1999 and for the three months and the six months ended June 30, 1999.

                         SUMMARY INCOME STATEMENT DATA
                                  (Millions)
                                  (Unaudited)

                                          Three Months Ended   Six Month Ended
                                               June 30             June 30
                                               -------             -------
                                            1999       1998    1999       1998
                                            ----       ----    ----       ----
Revenues
   Interest income and other                $117        $80    $226       $156
                                            ----        ---    ----       ----
Total                                        117         80     226        156
                                            ====        ===    ====       ====
Costs and Expenses
   Selling, general and administrative        18         12      35         21
   Interest expense                           47         31      92         60
   Other, net                                 18         10      34         18
                                            ----        ---    ----       ----
Total                                         83         53     161         99
                                            ====        ===    ====       ====

Income before taxes                           34         27      65         57
Income tax provision                          13          9      24         20
                                            ----        ---    ----       ----
Net Income                                  $ 21        $18    $ 41       $ 37
                                            ====        ===    ====       ====

                                                                 Form 8-K page 2

                     SUMMARY BALANCE SHEET DATA
                             (Millions)
                             (Unaudited)

                                                         June 30
                                                         -------
                                                       1999     1998
                                                       ----     ----
Assets
   Cash and cash equivalents                          $   34   $   21
   Accounts, notes receivable and other - net          3,053    2,324
   Property, plant and equipment - net                     4        3
   Equipment on operating leases - net                   511      351
   Other assets                                          334      143
                                                      ------   ------

Total                                                 $3,936   $2,842
                                                      ======   ======

Liabilities and Equity
   Current maturities of long-term debt               $   --   $   --
   Short-term debt                                       748    1,357
   Accounts payable and other accrued liabilities         78       58
   Long-term debt                                      2,507    1,008
   Other liabilities                                      97       28
                                                      ------   ------
      Total Liabilities                                3,430    2,451
   Equity                                                506      391
                                                      ------   ------
Total                                                 $3,936   $2,842
                                                      ======   ======

                                                                 Form 8-K page 3

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c) Exhibits.

Exhibit
  No.       Document Description
-------     --------------------
99              Press Release of Case Capital Corporation dated July 20, 1999.

                                                                 Form 8-K page 4

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CASE CREDIT CORPORATION



Dated: July 23, 1999          By:  /s/  Kevin J. Hallagan
                                  -------------------------------------
                                    Kevin J. Hallagan
                                    Vice President and Secretary

                                                                 Form 8-K page 5
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                               INDEX TO EXHIBITS



Exhibit
  No.     Document Description
-------   --------------------

  99      Press release dated July 20, 1999 of Case Capital Corporation.


                                                                 Form 8-K page 6